FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED AUGUST 18, 2025
TO PROSPECTUS DATED APRIL 30, 2025 AND
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2025

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of First Eagle Investment Management, LLC, the investment adviser to the First Eagle Overseas Variable Fund (the “Fund”).

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies. The Fund’s shareholders approved continuation of the investment advisory agreement at a shareholder meeting held on June 30, 2025. The new investment advisory agreement, which is substantially similar to the prior agreement, became effective as of the transaction closing and will provide for continuation of the Fund’s investment program without interruption.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2025 and the First Eagle Variable Funds’ Statement of Additional Information dated April 30, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained on the cover of the Prospectus, the section of the Prospectus entitled “Fund Management” and the sections of the Statement of Additional Information entitled “Investment Advisory and Other Services” and “Conflicts of Interest.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest that will exist, to the extent applicable, with regard to Genstar Capital. This Supplement also updates an earlier Supplement relating to the transaction dated March 7, 2025.

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Investors Should Retain this Supplement for Future Reference